Exhibit 32(a)

PACCAR Financial Corp.

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of PACCAR Financial Corp. (the “Company”) on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), that to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date	February 23, 2022	/s/ Harrie C.A.M. Schippers
Harrie C.A.M Schippers Chief Executive Officer PACCAR Financial Corp. (Principal Executive Officer)

/s/ Todd R. Hubbard
Todd R. Hubbard Principal Financial Officer PACCAR Financial Corp.